UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2016

CORINDUS VASCULAR ROBOTICS, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

 (Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Corindus Vascular Robotics, Inc. is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an investor presentation which will be used, in whole or in part, and subject to modification, on September 8, 2016 and at subsequent meetings with investors or analysts.

The information in this Current Report on Form 8-K (including the exhibit) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Corindus Vascular Robotics, Inc. investor presentation dated September 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2016	CORINDUS VASCULAR ROBOTICS, INC.

	By:	/s/ David W. Long
	Name:	David W. Long
	Title:	Chief Financial Officer